Exhibit 10.18
AMENDMENT NO. 4
TO MASTER REPURCHASE AGREEMENT
          AMENDMENT NO. 4, dated as of July 6, 2006 (this “Amendment”), to that certain Master Repurchase Agreement, dated as of December 12, 2005 (as previously amended, restated, supplemented or otherwise modified, the “Existing Repurchase Agreement”; as modified hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”), by and among NC CAPITAL CORPORATION, NEW CENTURY MORTGAGE CORPORATION, NC ASSET HOLDING, L.P. (successor by conversion to NC Residual II Corporation), HOME123 CORPORATION and NEW CENTURY CREDIT CORPORATION (collectively, the “Sellers”, each, a “Seller”), MORGAN STANLEY BANK (“MSB”) and MORGAN STANLEY MORTGAGE CAPITAL INC. (“MSMCI”, together with MSB, collectively, the “Buyers”, each, a “Buyer”, and as the agent for the Buyers, in such capacity, the “Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement. Unless otherwise stated, all article and section references used herein refer to the corresponding parts of the Existing Repurchase Agreement.
RECITALS
          The Sellers, the Buyers and the Agent are parties to the Existing Repurchase Agreement.
          The Sellers, the Buyers and the Agent have agreed, subject to the terms and conditions hereof, that the Existing Repurchase Agreement shall be modified as set forth in this Amendment.
          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Sellers, the Buyers and the Agent hereby agree as follows:
          SECTION 1. Amendments.
          1.1 Any and all references in the Repurchase Documents to “30/40 Mortgage Loan” or “30/40 Mortgage Loans” are hereby deleted and replaced with equivalent references to “40/30 Mortgage Loan” or “40/30 Mortgage Loans.”
          1.2 Section 1.01 is hereby modified by inserting in proper alphabetical order the following new defined term:
     “‘50/30 Mortgage Loan’ means an Eligible Mortgage Loan which has an original term to maturity of not more than thirty years from commencement of amortization, based upon a fifty year amortization schedule with a balloon payment in year thirty.”

          1.3 Schedule 1 is hereby modified by deleting the last two sentences of subpart (s) in their entirety and inserting the following in lieu thereof:
   “The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest (except that (i) if the related Purchased Loan is an interest-only loan, no installments of principal shall be payable during the interest-only period and (ii) if the related Purchased Loan is a ‘balloon’ mortgage loan, a ‘balloon’ payment shall be due on the stated maturity date), which installments of interest, with respect to adjustable rate Purchased Loans, are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Purchased Loan fully by the stated maturity date, over an original term of not more than thirty (30) years from the commencement of amortization (except with respect to any 40/30 Mortgage Loans and 50/30 Mortgage Loans). No 40/30 Mortgage Loan or 50/30 Mortgage Loan has a balloon payment due prior to the date which is 30 years following the origination date.”
          1.4 Schedule 1 is hereby modified by deleting the parenthetical in the last sentence of subpart (bb) in its entirety and inserting the following parenthetical in lieu thereof:
          “(except with respect to 40/30 Mortgage Loans or 50/30 Mortgage Loans)”
          SECTION 2. Conditions Precedent. This Amendment shall become effective on the first date (the “Amendment Effective Date”) on which all of the following conditions precedent shall have been satisfied:
          2.1 Delivered Documents. On the Amendment Effective Date, the Agent shall have received all of the following documents, each of which shall be satisfactory to the Agent in form and substance:
          (a) Amendment. This Amendment, executed and delivered by a duly authorized officer of each of the Sellers, the Buyers and the Agent;
          (b) Other Documents. Such other documents as the Agent or counsel to the Agent may reasonably request.
          2.2 No Default. On the Amendment Effective Date, (i) each Seller shall be in compliance with all of the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, (ii) all of the representations and warranties made and restated by each Seller pursuant to Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date and (iii) no Default or Event of Default shall have occurred and be continuing on such date.
          SECTION 3. Representations and Warranties. Each Seller hereby represents and warrants to the Agent and the Buyers that it is in compliance with all of the terms and provisions set forth in the Repurchase Documents on its part to be observed or performed and that no Default or Event of Default has occurred or is continuing. Each Seller hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Repurchase Agreement.
          SECTION 4. Limited Effect. Except as expressly modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Amendment Effective Date, all references therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment and each reference to the Repurchase Agreement in any of the Repurchase Documents shall be deemed to be a reference to the Existing Repurchase Agreement as modified hereby.
          SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of an executed original counterpart of this Amendment.
          SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[SIGNATURES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SELLERS NC CAPITAL CORPORATION
By:	/s/ Kevin Cloyd
	Name:	Kevin Cloyd
	Title:	President

NEW CENTURY MORTGAGE CORPORATION
By:	/s/ Kevin Cloyd
	Name:	Kevin Cloyd
	Title:	Executive Vice President

NC ASSET HOLDING, L.P.
By:	NC DELTEX, LLC, its general partner

By:	NC Capital Corporation, its sole member and manager

By:	/s/ Kevin Cloyd
	Name:	Kevin Cloyd
	Title:	President

HOME123 CORPORATION
By:	/s/ Kevin Cloyd
	Name:	Kevin Cloyd
	Title:	Executive Vice President
[Amendment No. 4 to New Century Repurchase Agreemennt].

NEW CENTURY CREDIT CORPORATION
By:	/s/ Kevin Cloyd
	Name:	Kevin Cloyd
	Title:	President
[Amendment No. 4 to New Century Repurchase Agreemennt].

MORGAN STANLEY BANK, as a Buyer
By:	/s/ Deborah P. Goodman
	Name:	Deborah P. Goodman
	Title:	VP

MORGAN STANLEY MORTGAGE CAPITAL INC., as a Buyer and as the Agent
By:	/s/ Deborah P. Goodman
	Name:	Deborah P. Goodman
	Title:	VP

[Amendment No. 4 to New Century Repurchase Agreemennt].